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                                                                    Exhibit 99.2


                          CONSENT OF PROPOSED DIRECTOR

          I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Cleveland Indians Baseball Company, Inc. (the "Company") and have agreed to serve as a director of the Company if elected.





May 8, 1998                                       /s/ Robert W. Brown MD
                                                  ------------------------------
                                                    Dr. Robert W. Brown